SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported):

                      December 2, 2003 (November 10, 2003)
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                               RUBY MINING COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


           Colorado                       0-7501                 81-0214117
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 (State or other jurisdiction      (Commission File No.)      (I.R.S. Employer
       of incorporation)                                     Identification No.)


  One Securities Centre, 3490 Piedmont Road, Suite 304, Atlanta, Georgia 30305
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                    (Address of principal executive offices)



                                  404-231-8500
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              (Registrant's telephone number, including area code)



             3399 Peachtree Road N.E., Suite 810, Atlanta, GA 30326
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

     Ruby Mining Company, through its wholly-owned subsidiary, Admiralty Corporation (the "Company") has received a Notice of Allowance with regard to a patent application for an invention entitled "Systems and Methods Useful for Detecting Presence and/or Location of Various Materials" (the "Application") This patent application concerns Admiralty's unique, proprietary, detection technology, for use in locating and excavating valuable cargos from historic shipwrecks which it calls ATLISTM.

     The notice of Allowance allows claims directed to aspects of Admiralty's ATLISTM technology. Barring unforeseen circumstances, a patent can be expected to issue in due course.




CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
----------------------------------------------------

     The Company may, from time to time, make written or oral forward-looking statements, including statements contained in the Company's filings with the Securities and Exchange Commission (the "Commission") and its reports to stockholders. Such forward-looking statements are made based on management's belief as well as assumptions made by, and information currently available to, management pursuant to "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including governmental monetary and fiscal policies, the ability of the Company to obtain funding or financing for operations, the ability of the Company to establish and maintain relationships with foreign countries, and the successful utilization of the Company's developed technology. The Company cautions that such factors are not exclusive. The Company does not undertake to update any forward-looking statements that may be made from time to time by, or on behalf of, the Company.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                            RUBY MINING COMPANY
                                            (Registrant)


Dated: December 2, 2003                         By    /s/ Herbert C. Leeming
                                                   -----------------------------
                                                   Herbert C. Leeming
                                                   Chairman and CEO







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